Exhibit 10.6

EXECUTION COPY

*** Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #05

EFFECTIVE JULY 27, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’s

2009 iTHERMOSTAT PROGRAM

AN INTERNET BASED LOAD MANAGEMENT SYSTEM

WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY, LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

REDACTED AGREEMENT

AMENDMENT NO. #05

EXECUTION COPY

The Effective Date of the Amendment is July 27, 2010	EFFECTIVE DATE

This Amendment modifies, alters, changes, or adds specific terms and conditions of the Professional Services Agreement identified as Contract No. C 0600559 C (the “Agreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.	PURPOSE

The Agreement is modified and supplemented as follows:	MODIFICATIONS/ ADDITIONS

The provisions of the Article titled “TERM OF THE AGREEMENT” is modified by replacing the date “December 31, 2009” with “December 31, 2012” with the remainder of the provision remaining in effect.

After the provision of the Article titled “INTELLECTUAL PROPERTY” and before the Article titled “COMPLIANCE WITH LA WS” the following Article is added:

TERM OF THE AGREEMENT

SOFTWARE LICENSING AND ESCROW

Within thirty (30) calendar days of executing this Amendment 5, the Parties shall execute a software escrow agreement (“Escrow Agreement”) substantially in the form attached, where Contractor agrees to escrow the Apollo software with a third party during the entire Term of the Agreement. Contractor shall release the escrowed copy of the Apollo software to Company *** where such failure is not cured within 48 hours written notice from Company. If the escrowed Apollo software is released to Company, Company may contract directly with *** for any required *** software.

Contractor has executed an escrow agreement with ***, which provides for the release to Contractor of the required *** software upon the adjudication of insolvency of ***. If the escrowed *** software has been released to Contractor, Contractor shall release the *** software to Company in the event of a release of the escrowed Apollo software to Company.

Upon termination of the Agreement, *** (i.e., Company’s iThermostat program for *** and future variants thereof. *** by Company.

•     Item 3 of the “PRICING/BUDGET” paragraph of Section 3 entitled “PROFESSIONAL SERVICES” is hereby deleted in its entirety and replaced with the following:

“At COMPANY’s election, *** will be promptly transitioned *** upon a mutually agreeable schedule, such transition shall not exceed *** from receipt of *** written notice of intent to *** unless both parties mutually agree to extend the transition schedule.”

SOFTWARE LICENSING AND ESCROW AGREEMENT

REDACTED AGREEMENT

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #05

EXECUTION COPY

•     Item 4 of the “PRICING/BUDGET” paragraph of Section 3 entitled “PROFESSIONAL SERVICES” is hereby deleted in its entirety and replaced with the following:

“To the extent not then owned by ***, ownership of any and all *** associated with or necessary for the performance of the Work pursuant to the Agreement shall be transferred promptly *** upon *** or *** the *** as defined in the Agreement. COMPANY shall be provided with ***, within *** days of *** written notice of intent to remove such servers.”

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

CONTRACTOR		COMPANY

Comverge, Inc.		TXU Energy Retail Company LLC

By:	/s/ Ed Myszka	By:	/s/ Michael Grasso

Name:	Ed Myszka	Name:	Michael Grasso

Title:	COO	Title:	CMO

Date:	7/27/10	Date:	7/27/10

REDACTED AGREEMENT

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Attachment 10

ESCROW AGREEMENT

The form attached hereto is similar to the escrow agreement that will be executed within thirty days of execution of this Amendment. The terms of the escrow agreement shall be consistent with the terms of the Agreement and this Amendment.

REDACTED AGREEMENT